U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 10, 2007
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-14245	94-3285362

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Pier 1, Bay 1, San Francisco, California 94111 (Address of principal executive offices) (Zip code)

415-394-9000 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On May 10, 2007, the stockholders of our general partner AMB Property Corporation approved and adopted the Amended and Restated 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P., which was approved and adopted by AMB Property Corporation’s board of directors on February 16, 2007, subject to stockholder approval.
     The Amended and Restated 2002 Stock Option and Incentive Plan reserves an additional 7,500,000 shares of our general partner’s common stock for issuance under the plan for the award of non-qualified stock options and restricted stock, among other types of awards to our officers, employees, consultants and directors. The Amended and Restated 2002 Stock Option and Incentive Plan, among other things, also (i) limits the compensation committee’s discretion to accelerate the vesting of options to certain events; (ii) prohibits loans to pay for the exercise or purchase price of awards; (iii) clarifies that stock-settled SARs count in full against shares of common stock available for issuance under the plan; (iv) clarifies the compensation committee’s discretion regarding awards to plan participants outside the United States; (v) authorizes the compensation committee to take appropriate action to comply with Section 409A of the Internal Revenue Code; (vi) expands the class of persons eligible to serve on an administrative committee; (vii) requires that awards be adjusted to accommodate any change in the per share value of common stock in the event of certain equity restructuring events and restricts the compensation committee’s discretion to make such adjustments in other events; (viii) restricts the transfer of awards to third parties for consideration; (ix) provides for limitations on add-backs of certain awards; and (x) extends the last day for grants of incentive stock options to 10 years from the date of board approval of the plan.
Item 9.01    Financial Statements and Exhibits
     (d)  Exhibits
10.1	Amended and Restated 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)
By:	AMB Property Corporation , its
general partner

Date: May 15, 2007	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Amended and Restated 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P.